THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS


                      Supplement to Prospectus Dated
                           December 29, 2000
              Relating to Lutheran Brotherhood High Yield Fund



     Effective January 12, 2001, Paul J. Ocenasek, Assistant Vice President of Lutheran Brotherhood Research Corp., and Mark L. Simenstad, Vice President of Lutheran Brotherhood Research Corp., will serve as co-portfolio managers of Lutheran Brotherhood High Yield Fund. Mr. Ocenasek has served as the portfolio manager of LB High Yield Fund since 1997. Mr. Ocenasek has been with Lutheran Brotherhood and LB Research since 1987, and served as fixed-income analyst from 1987 to 1993 and a bond portfolio manager for Lutheran Brotherhood from 1993 until 1997. Mr. Simenstad was employed by Lutheran Brotherhood and LB Research from 1983 to 1993, serving as an analyst, research director, and portfolio manager. Mr. Simenstad then served as a portfolio manager with Investment Advisors, Inc. from 1993 to 1996, and chief investment officer for fixed-income investing at Voyageur Asset Management from 1996 until re-joining Lutheran Brotherhood in 1999. Effective January 12, 2001, Mr. Simenstad also will serve as the co-portfolio manager of the High Yield Portfolio of LB Series Fund, Inc., and he continues to serve as the portfolio manager of the Income Portfolio of LB Series Fund, Inc., a position he has held since 1999.



January 16, 2001






           PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS